UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4054
Oppenheimer AMT - Free New York Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2009

Item 1. Reports to Stockholders.

September 30, 2009

Oppenheimer AMT-Free New York Municipals

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

September 30, 2009 Oppenheimer Management AMT-Free New York Commentaries and Municipals Annual Report M A N A G E M E N T C O M M E N TA R I E S An Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements “Technology allows investors to be more informed than ever, but it doesn’t change our advice to shareholders: Invest for the long term and let tax-free income compound over time.” — Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	24.9%
Higher Education	9.7
General Obligation	7.5
Electric Utilities	5.7
Sewer Utilities	4.7
Highways/Commuter Facilities	4.2
Sales Tax Revenue	4.0
Real Estate	4.0
Adult Living Facilities	3.7
Hospital/Health Care	3.6
Portfolio holdings are subject to change. Percentages are as of September 30, 2009, and are based on total assets.

Credit Allocation

AAA	2.9%
AA	22.6
A	8.2
BBB	50.4
BB or lower	15.9
Credit allocations are subject to change. Percentages are based on the total market value of investments as of September 30, 2009. Market value, the total value of the Fund’s securities, does not include cash. Credit allocations include securities rated by national ratings organizations as well as unrated securities. Unrated securities have been assigned ratings by the manager and are deemed comparable, in the Manager’s judgment, to the rated securities in each category; they represented 17.16% of the Fund’s investments at the end of this reporting period. All ratings are shown as the equivalent S&P rating. AAA, AA, A and BBB are investment-grade ratings.
14 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended September 30, 2009, prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer AMT-Free New York Municipals. In all, the Class A shares produced an annual total return of 17.86% at net asset value for the reporting period (12.26% with sales charge). As of September 30, 2009, the Fund’s Class A shares provided the third highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of September 30, 2009, the distribution yield for the Fund’s Class A shares was 5.39% at NAV.
     In all, Oppenheimer AMT-Free New York Municipals distributed 59.4 cents per Class A share, including a small amount of taxable income. The Fund’s dividend, which was 4.9 cents per Class A share at the outset of this reporting period, rose to 5.0 cents per Class A share with the May 2009 payout and to 5.1 cents per Class A share with the September 2009 payout.
     Oppenheimer AMT-Free New York Municipals held about 435 securities and had an average credit quality of BBB-plus as of September 30, 2009.1 In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments. As of September 30, 2009, every single bond in the portfolio was current with scheduled interest payments.
     As the charts on pages 20 to 22 show, the Fund’s performance improved this reporting period, which was tumultuous at the outset but was eventually characterized by renewed investor demand and what we believe to be the end of this latest cycle of credit spread widening. As was evident during the 2007-2008 credit crisis, credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. We believe that this latest cycle of spread widening has run its course and that our Fund’s investments offer structural advantages over the long term. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
1. The Fund’s average credit quality is weighted to reflect the relative credit strength and market value of each holding as of September 30, 2009. The calculation, which is subject to change, includes securities rated by national rating organizations as well as unrated securities that have ratings assigned by the manager in categories equivalent to those of rating organizations. All bonds are grouped based on the equivalent S&P rating. AAA, AA, A and BBB are investment-grade ratings.
15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
     Securities issued in the Commonwealth of Puerto Rico represented 32.0% of the Fund’s net assets on September 30, 2009. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and designed to help finance electric utilities, highways and education. On July 1, 2009, Gov. Luis Fortuño signed his first fiscal budget into law. At $7.6 billion, the budget for fiscal year 2010 is $1.9 billion smaller than last year’s budget. The Commonwealth’s structural deficit is expected to reach $500 million within a year, down from $3.2 billion.
     In an interview with The Bond Buyer, a daily newspaper focused on public finance, the governor said, “I’m very pleased in the sense that we have kept our commitments not just to our taxpayers but to bondholders that we will bring back fiscal constraints and fiscal responsibility.” These commitments will likely be costly for some constituents—in particular, the 30,000 government workers facing job reductions and the homeowners and businesses, whose property tax bills will continue to rise.
     The credit rating agencies continued to view the Commonwealth favorably. When the Puerto Rico Sales Tax Financing Corporation came to market with $3.5 billion in new debt in late June, it was rated A-plus by Standard & Poor’s, A2 by Moody’s Investors Service and A by Fitch Ratings. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from S&P and Moody’s this reporting period. (Fitch does not directly rate Puerto Rico’s general obligation debt.) Proceeds from the Commonwealth’s sales tax bonds will be used to offset obligations to government suppliers and to provide job assistance to laid-off workers. The Fund’s holdings in bonds issued in Puerto Rico provided high levels of tax-free income this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 24.9% of Fund total assets and comprised the Fund’s largest industry sector.2
2. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     The sector, which typically offers high-yielding, investment-grade securities, can be prone to price volatility. Widening credit spreads and other market factors (like supply and demand) typically contribute to this volatility. S&P and Fitch each lowered their assessments of this sector during this reporting period, but we do not believe that the prices of “tobacco bonds” were affected consequentially.
     During this reporting period, media reports focused on two other tobacco-related developments: the April 1 increase in cigarette taxes and the President’s signature on the Family Smoking Prevention and Tobacco Control Act, which put the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products.
     We do not agree with the analysts who opined that these developments represent new threats to the MSA or the bonds backed by MSA payments. Nor are we concerned about the long-term viability of the MSA. Here’s why: First, consumption trends over the years have largely tracked the forecasts that were built into MSA-backed bonds, and this has been true even as the cost of a pack of cigarettes has steadily risen. There is no reason to believe that the new tax will significantly alter consumers’ smoking habits. Second, putting the FDA in charge of tobacco regulation was strongly advocated by Philip Morris, the country’s leading cigarette manufacturer. We think it unlikely that the company would have backed a plan that it thought would hurt its industry. Further, the company is not alone in believing that smaller companies will have a harder time complying with new regulations and will thus lose market share to the industry’s leading players. This, in turn, should improve MSA revenues and encourage early redemptions of existing bonds.
     We continue to believe that carefully researched, investment-grade tobacco bonds remain fundamentally sound. As in many other reporting periods, the tobacco bonds this Fund held during this reporting period made all interest payments and scheduled payments of principal in a timely manner. While prices continued to be under pressure and volatile, our tobacco bonds have highly favorable yields and thus contributed positively to the Fund’s performance this reporting period.
     The Fund also remained heavily invested in the higher education sector, which constituted 9.7% of total assets as of September 30, 2009. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The higher education sector contributed positively to the Fund’s total return this reporting period.
     As of September 30, 2009, the Fund was invested in the electric, sewer and water utilities sectors, with 5.7%, 4.7% and 2.4% of the Fund’s total assets, respectively, and in the hospital/health care sector, which represented 3.6% of the Fund’s total assets. Our holdings in
17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The overall fundamentals in these sectors remained stable this reporting period. Sector performance was adversely affected by widening credit spreads in the early months of this reporting period, but these sectors have posted positive results since the beginning of calendar year 2009.
     The Fund remained invested this reporting period in New York City industrial development agency bonds to finance the rebuilding of 7 World Trade Center in Lower Manhattan (representing 4% of the Fund’s total assets). These non-rated bonds have coupon rates of 6.25% to 6.75%. At the outset of this reporting period, our holdings were trading near or above par, though their prices declined with the rest of the muni market in the fourth quarter of 2008. This occurred despite an increase in both the project’s signed, long-term leases and its occupancy rate, two signs that the bonds’ fundamentals were improving. By September 30, 2009, these real-estate-sector bonds were once again trading near or above par. We believe these holdings demonstrate how our willingness to research non-rated bonds can lead to a clear “win” for civic-minded and yield-seeking investors.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they often face greater price volatility, too. When the short-term market faced unprecedented turmoil in the early months of this reporting period, the income that muni funds across the industry earned from this type of security was diminished. However, inverse floaters provided attractive levels of tax-free income in the second half of this reporting period and, for the full 12 months, contributed quite favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     As a hedge against rising interest rates, the Fund is also invested in percentage of LIBOR notes (PLNs), a type of municipal bond structure that pays a variable rate based on LIBOR. The Fund has a diverse basket of bonds with this structure—mostly A-rated or better. The Fund’s PLNs contributed modestly to total returns this reporting period.
     Additionally, the Fund’s line of credit increased partway through this reporting period. The Fund used its line of credit at times to avoid having to sell tax-free assets at lower-than-acceptable prices. The Fund also used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect
18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market and the Consumer Price Index, a non-securities index that measures change in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
20 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 23 for further information.
21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 23 for further information.
22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
Class A	$1,000.00	$1,373.20	$9.97
Class B	1,000.00	1,365.90	15.09
Class C	1,000.00	1,366.40	14.55

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.70	8.48
Class B	1,000.00	1,012.38	12.84
Class C	1,000.00	1,012.84	12.39
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.67%
Class B	2.53
Class C	2.44
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS September 30, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—118.8%
New York—83.6%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625%	12/01/2034	$630,112
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	166,990
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	98,675
3,000,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,814,420
310,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	285,157
335,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	290,495
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	123,285
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	79,398
14,500,000	Albany, NY IDA (Charitable Leadership)	5.750	07/01/2026	11,640,890
1,000,000	Albany, NY IDA (Charitable Leadership)	6.000	07/01/2019	891,680
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	69,739
890,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	794,014
500,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	396,410
2,550,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250	11/15/2027	2,559,869
3,350,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250	11/15/2032	3,310,001
1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	1,020,270
1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,416,805
4,205,000	Albany, NY IDA, Series D1	5.375	11/15/2032	4,214,335
1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,415,055
100,000	Albany, NY Municipal Water Finance Authority[1]	5.000	12/01/2033	100,022
10,000	Albany, NY Parking Authority[1]	5.625	07/15/2025	10,236
5,730,000	Allegany County, NY IDA (Houghton College)[1]	5.250	01/15/2024	5,740,199
4,375,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,178,263
5,895,000	Brookhaven, NY IDA (Alternatives for Children)	7.550	02/01/2033	5,940,156
9,235,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	8,814,623
225,000	Broome County, NY IDA (Good Shepard Village)	6.750	07/01/2028	194,567
200,000	Broome County, NY IDA (Good Shepard Village)	6.875	07/01/2040	165,946
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	251,633
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	170,488
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	256,617
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	25,745
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	30,749
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	30,605
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	30,462
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	35,326
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	35,185
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	35,044
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	39,770
F1 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$40,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2035	$39,309
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	43,950
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	43,543
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	48,284
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	48,186
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	52,896
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	52,853
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	57,604
85,000	Cattaraugus County, NY IDA (Olean General Hospital)[1]	5.250	08/01/2023	85,653
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	449,240
620,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	528,928
1,480,000	Cayuga County, NY COP (Auburn Memorial Hospital)[1]	6.000	01/01/2021	1,480,918
90,000	Chautauqua, NY Utility District[1]	5.000	06/01/2022	94,696
110,000	Chautauqua, NY Utility District[1]	5.000	06/01/2026	113,901
130,000	Coeymans, NY Fire District	5.000	10/15/2024	136,516
135,000	Coeymans, NY Fire District	5.000	10/15/2025	141,251
140,000	Coeymans, NY Fire District	5.000	10/15/2026	145,844
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,150,760
840,000	Colonie, NY GO1	6.000	04/01/2033	926,957
15,000	Deerfield, NY GO	5.500	06/15/2021	15,640
15,000	Deerfield, NY GO	5.500	06/15/2022	15,667
15,000	Deerfield, NY GO	5.500	06/15/2023	15,583
15,000	Deerfield, NY GO	5.500	06/15/2024	15,585
20,000	Deerfield, NY GO	5.500	06/15/2025	20,722
20,000	Deerfield, NY GO	5.600	06/15/2026	20,606
20,000	Deerfield, NY GO	5.600	06/15/2027	20,509
20,000	Deerfield, NY GO	5.600	06/15/2028	20,418
25,000	Deerfield, NY GO	5.600	06/15/2029	25,417
25,000	Deerfield, NY GO	5.600	06/15/2030	25,318
25,000	Deerfield, NY GO	5.600	06/15/2031	25,192
25,000	Deerfield, NY GO	5.600	06/15/2032	25,116
30,000	Deerfield, NY GO	5.600	06/15/2033	30,047
30,000	Deerfield, NY GO	5.600	06/15/2034	29,878
30,000	Deerfield, NY GO	5.600	06/15/2035	29,555
35,000	Deerfield, NY GO	5.600	06/15/2036	34,285
55,460,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	53,119,588
F2 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$8,340,000	Dutchess County, NY IDA (Elant Fishkill)	5.250%		01/01/2037	$6,356,665
1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.250		05/01/2034	1,444,709
1,840,000	East Rochester, NY Hsg. Authority (St. John’s Meadows)[1]	5.000		02/15/2047	1,951,357
500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	478,620
1,200,000	Erie County, NY IDA (DePaul Properties)	5.750		09/01/2028	868,920
150,000	Erie County, NY IDA (DePaul Properties)	6.500		09/01/2018	129,209
200,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	176,384
5,600,000	Erie County, NY IDA (Medaille College)	7.625		04/01/2035	5,706,680
350,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	357,753
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,382,164
4,750,000	Erie County, NY IDA (Orchard Park CCRC)	6.000		11/15/2036	4,005,058
8,475,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	8,494,747
10,170,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	10,176,611
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	30,452,418
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	23,947,586
56,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	1,367,520
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	1,125,160
100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	91,164
130,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	114,579
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	91,824
175,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	154,242
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	662,465
4,240,000	Green Island, NY Power Authority[1]	5.125		03/15/2033	4,252,890
75,000	Hempstead Village, NY GO1	5.000		09/15/2024	79,328
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	73,823
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	73,477
50,000	Hempstead, NY IDA (Hofstra University)[1]	5.000		07/01/2033	51,146
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	358,147
5,125,000	Hempstead, NY IDA (WORCA)	6.900		08/01/2033	4,795,360
1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,703,328
35,085,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	34,643,982
11,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	11,355,445
2,420,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	2,123,477
280,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	245,692
5,000,000	L.I., NY Power Authority, Series A1	6.250		04/01/2033	5,908,150
F3 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$665,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000%		06/01/2040	$621,536
10,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.000		05/01/2013	10,147
125,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.640		05/01/2033	123,591
350,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.250		04/01/2019	331,436
525,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375		04/01/2029	463,397
200,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	162,242
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	339,868
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	2,074,865
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	838,620
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	3,303,960
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	466,640
105,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	94,927
470,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	447,990
1,925,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,850,657
655,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	624,326
725,000	Nassau County, NY IDA (ALIA-CSMR)	6.125		09/01/2018	691,048
465,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	443,224
375,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	357,439
435,000	Nassau County, NY IDA (ALIA-NCMRS)	6.125		09/01/2018	414,629
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	172,080
6,595,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	6,071,291
500,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	452,035
100,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	90,407
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	161,834
2,615,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,632,285
100,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	90,407
95,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	87,500
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	61,235
820,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	756,196
30,550,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	25,286,235
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	4,149,018
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[3]	06/01/2060	588,000
42,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	36,607,229
2,500,000	Niagara County, NY IDA (American Ref-Fuel Company)[1]	5.550		11/15/2024	2,410,625
960,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	908,813
555,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	556,177
F4 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$385,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250%		05/15/2040	$380,819
20,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	5.500		05/15/2019	19,822
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	71,771
1,185,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,192,383
14,670,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	13,600,704
40,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	36,703
5,120,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	4,875,059
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	711,017
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	0.000	[4]	06/01/2041	3,286,710
5,900,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	4,814,754
9,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	7,497,059
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.650	[5]	06/01/2041	150,815
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	1,302,574
334,000,000	NY Counties Tobacco Trust V	7.850	[3]	06/01/2060	2,521,700
235,000	NY MTA, Series 2008C1	6.500		11/15/2028	277,561
3,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	3,007,200
2,000,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	1,887,760
40,000,000	NY Triborough Bridge & Tunnel Authority, Series B6	5.000		11/15/2032	41,198,150
18,200,000	NY Triborough Bridge & Tunnel Authority, Series B6	5.125		11/15/2029	18,898,475
3,245,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	3,252,139
4,875,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	4,234,181
120,445,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	100,355,978
20,000,000	NYC GO6	5.000		08/01/2021	21,896,500
11,000,000	NYC GO6	5.125		03/01/2026	12,292,500
10,000	NYC GO1	5.300		01/15/2026	10,482
10,000	NYC GO1	5.375		08/01/2027	10,062
15,000,000	NYC GO6	5.375		04/01/2036	16,780,800
20,000,000	NYC GO6	5.625		11/15/2031	22,892,579
45,000	NYC GO1	6.000		05/15/2022	45,193
5,000	NYC GO1	7.500		02/01/2019	5,025
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500		11/01/2034	468,410
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	426,039
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700		11/01/2046	1,659,467
250,000	NYC HDC (Multifamily Hsg.), Series E1	6.250		05/01/2036	252,708
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500		07/01/2021	48,194
2,760,000	NYC IDA (Beth Abraham Health Services)	6.500		02/15/2022	2,471,276
500,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2027	456,200
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2034	1,876,224
6,000,000	NYC IDA (Calhoun School)	6.625		12/01/2034	5,523,180
F5 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$500,000	NYC IDA (Calhoun School)	6.625%	12/01/2034	$460,265
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	948,298
830,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	680,915
1,105,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	906,520
3,240,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,437,193
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	133,184
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	295,481
780,000	NYC IDA (Eger Harbor House)[1]	5.875	05/20/2044	842,977
725,000	NYC IDA (Family Support Systems)	7.500	11/01/2034	725,848
1,530,000	NYC IDA (Gateway School of New York)	5.550	06/01/2039	1,251,846
220,000	NYC IDA (Global Country World Peace)	7.250	11/01/2025	174,042
170,000	NYC IDA (Global Country World Peace)	7.250	11/01/2025	134,487
1,825,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,459,215
670,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	633,257
27,110,000	NYC IDA (Liberty-7 World Trade Center)	6.250	03/01/2015	27,192,414
18,700,000	NYC IDA (Liberty-7 World Trade Center)[7]	6.500	03/01/2035	18,046,248
10,850,000	NYC IDA (Liberty-7 World Trade Center)	6.750	03/01/2015	11,003,311
12,050,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000	09/01/2035	8,379,329
3,700,000	NYC IDA (Lycee Francais De New York)[1]	5.375	06/01/2023	3,634,769
4,000,000	NYC IDA (Lycee Francais De New York)[1]	6.800	06/01/2028	4,190,960
950,000	NYC IDA (Magen David Yeshivah)	5.700	06/15/2027	829,987
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	347,983
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	180,302
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	875,752
115,000	NYC IDA (Metropolitan College of New York)	5.750	03/01/2020	106,649
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,323,989
6,510,000	NYC IDA (Mount St. Vincent)[1]	5.250	06/01/2036	6,390,346
1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,326,696
1,380,000	NYC IDA (PSCH)[1]	6.375	07/01/2033	1,211,557
6,000,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	6,024,900
5,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2039	5,367,450
750,000	NYC IDA (Reece School)	7.500	12/01/2037	679,568
375,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	375,379
1,425,000	NYC IDA (Staten Island University Hospital)[1]	6.450	07/01/2032	1,327,829
756,500	NYC IDA (Studio School)	7.000	11/01/2038	612,046
5,345,000	NYC IDA (The Child School)	7.550	06/01/2033	5,361,944
995,000	NYC IDA (Tides Two Rivers Foundation)	5.650	12/01/2039	767,921
3,560,000	NYC IDA (Unicef)	5.300	11/01/2038	2,700,046
F6 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$5,600,000	NYC IDA (Urban Resource Institute)	7.375%	11/01/2033	$5,348,448
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	678,601
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	471,131
150,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	116,612
360,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	279,868
100,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2031	75,177
2,020,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	1,518,171
5,600,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	3,421,824
19,900,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	19,185,789
2,500,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	3,088,375
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,120,796
70,000	NYC IDA (YMCA of Greater New York)[1]	5.800	08/01/2016	70,125
20,000,000	NYC Municipal Water Finance Authority[6]	4.750	06/15/2035	20,797,000
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	50,881
20,000,000	NYC Municipal Water Finance Authority[6]	5.000	06/15/2037	21,040,250
20,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2025	20,792
40,000,000	NYC Municipal Water Finance Authority[6]	5.500	06/15/2040	45,388,600
50,000	NYC Trust for Cultural Resources (Museum of American Folk Art)	6.000	07/01/2022	45,003
20,000	NYS DA (Audit & Control)[1]	5.000	04/01/2029	20,205
1,870,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.500	07/01/2030	1,585,012
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)[1]	5.500	05/01/2037	2,079,960
365,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	358,204
40,000	NYS DA (Mt. Sinai/NYU Health)[1]	6.500	07/01/2017	41,153
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,254,682
1,000,000	NYS DA (NSUH/LIJMC)[1]	5.000	05/01/2037	1,007,490
3,500,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	3,219,335
425,000	NYS DA (Orange Regional Medical Center)[1]	6.125	12/01/2029	402,620
2,120,000	NYS DA (Orange Regional Medical Center)[1]	6.250	12/01/2037	1,942,259
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	333,366
490,000	NYS DA (Providence Rest)	5.000	07/01/2035	322,102
1,300,000	NYS DA (Providence Rest)	5.125	07/01/2030	925,405
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	264,656
650,000	NYS DA (Rochester General Hospital)[1]	5.000	12/01/2035	587,646
70,000	NYS DA (Sarah Neuman Nursing Home)	5.500	08/01/2037	70,059
250,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	312,425
360,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	448,999
200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	249,428
F7 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$4,000,000	NYS DA (SS Joachim & Anne Residence)[1]	5.250%		07/01/2027	$4,036,360
115,000	NYS DA (St. Joseph’s Hospital Health Center)[1]	5.250		07/01/2018	115,066
20,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.750		03/15/2036	23,179,055
760,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	833,340
1,070,000	NYS DA (Winthrop University Hospital)[1]	5.500		07/01/2023	1,074,216
100,000	NYS DA (Winthrop University Hospital/South Nassau Communities Hospital Obligated Group)[1]	5.500		07/01/2032	95,016
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2027	20,506
85,000	NYS EFC (NYS Water Services)[1]	6.600		09/15/2012	85,424
10,000	NYS EFC (State Water Revolving Fund)[1]	5.750		01/15/2013	10,041
9,500,000	NYS GO6	5.000		02/15/2039	10,274,820
3,000,000	NYS HFA, Series A1	5.250		11/01/2041	3,061,020
10,000,000	NYS IDA (Bronx Parking Devel. Company)	5.875		10/01/2046	7,336,000
50,000	NYS Medcare (Hospital & Nursing Home)[1]	6.375		08/15/2033	50,127
295,000	NYS UDC (Subordinated Lien)[1]	5.500		07/01/2022	296,038
250,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300		03/15/2019	222,858
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	58,638
920,000	Orange County, NY IDA (Glen Arden)	5.625		01/01/2018	812,507
275,000	Orange County, NY IDA (Glen Arden)	5.700		01/01/2028	218,543
1,620,000	Otsego County, NY IDA (Hartwick College)[1]	5.900		07/01/2022	1,469,810
38,280,000	Port Authority NY/NJ, 140th Series[6]	5.000		12/01/2034	40,677,650
2,680,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	2,484,655
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	1,835,140
415,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	431,144
10,310,000	Rensselaer, NY City School District COP	5.000		06/01/2026	10,171,640
1,060,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	982,503
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	2,889,936
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	4,534,900
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,269,880
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[3]	08/15/2060	370,000
2,500,000	Saratoga County, NY IDA (Saratoga Hospital/ Saratoga Care/Benedict Community Health Center)[1]	5.125		12/01/2033	2,306,275
F8 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$450,000	Saratoga County, NY IDA (Saratoga Hospital/ Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125%	12/01/2027	$440,852
1,000,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.250	12/01/2032	962,330
350,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	313,922
45,000	Sodus Village, NY GO1	5.000	05/15/2032	46,642
45,000	Sodus Village, NY GO1	5.000	05/15/2033	46,407
45,000	Sodus Village, NY GO1	5.000	05/15/2034	46,261
45,000	Sodus Village, NY GO1	5.000	05/15/2035	45,999
45,000	Sodus Village, NY GO1	5.000	05/15/2036	45,883
45,000	Sodus Village, NY GO1	5.000	05/15/2037	45,710
11,970,000	SONYMA, Series 161[6]	5.875	10/01/2039	12,794,448
15,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000	07/01/2033	15,091
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	83,104
85,000	Suffolk County, NY IDA (ALIA-Civic Facility)	5.950	11/01/2022	76,846
235,000	Suffolk County, NY IDA (ALIA-DDI)	5.950	10/01/2021	215,434
15,000	Suffolk County, NY IDA (ALIA-FREE)	5.950	10/01/2021	13,751
105,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	11/01/2022	94,927
10,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000	10/01/2031	8,504
4,000,000	Suffolk County, NY IDA (ALIA-IGHL)	7.250	12/01/2033	3,908,320
200,000	Suffolk County, NY IDA (ALIA-LIHIA)	5.950	11/01/2022	180,814
80,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950	11/01/2022	72,326
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500	11/01/2037	341,164
55,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950	11/01/2022	49,724
8,460,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	6,242,380
185,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	184,972
475,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	359,675
685,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.500	01/01/2037	483,473
5,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000	10/01/2020	4,646
10,550,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	9,582,882
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550	02/01/2034	1,007,640
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	567,598
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	192,251
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000	11/01/2035	5,343,348
F9 OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200%		02/01/2035	$459,747
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250		01/01/2020	179,776
215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	182,286
10,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000		10/01/2020	9,292
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[4]	06/01/2044	5,051,679
475,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	447,479
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	1,426,605
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	555,345
477,000	Sullivan County, NY Community College COP[7]	5.750		08/15/2025	361,375
330,000	Sullivan County, NY IDA (Center for Discovery)	5.625		06/01/2013	320,318
1,550,000	Sullivan County, NY IDA (Center for Discovery)	5.875		07/01/2022	1,271,326
600,000	Sullivan County, NY IDA (Center for Discovery)	6.000		06/01/2019	554,892
1,540,000	Sullivan County, NY IDA (Center for Discovery)	6.000		07/01/2037	1,239,469
355,000	Sullivan County, NY IDA (Center for Discovery)	6.500		06/01/2025	323,039
495,000	Sullivan County, NY IDA (Center for Discovery)	6.950		02/01/2035	434,877
445,000	Syracuse, NY IDA (Crouse Irving Companies)[1]	5.250		01/01/2017	447,412
200,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	200,848
175,000	Tompkins County, NY IDA (Kendal at Ithaca)[1]	5.500		07/01/2024	175,009
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	832,240
20,000	Ulster County, NY IDA (Mid-Hudson Family Health Institute)[1]	5.300		07/01/2016	20,144
3,900,000	Utica, NY IDA (Utica College Civic Facility)	5.750		08/01/2028	3,397,368
1,250,000	Utica, NY IDA (Utica College Civic Facility)	6.750		12/01/2021	1,263,600
30,000	Voorheesville, NY GO	5.000		02/15/2023	32,355
35,000	Voorheesville, NY GO	5.000		02/15/2024	37,608
35,000	Voorheesville, NY GO	5.000		02/15/2025	37,492
35,000	Voorheesville, NY GO	5.000		02/15/2026	37,376
40,000	Voorheesville, NY GO	5.000		02/15/2027	42,586
40,000	Voorheesville, NY GO	5.000		02/15/2028	42,481
40,000	Voorheesville, NY GO	5.000		02/15/2029	42,348
45,000	Voorheesville, NY GO	5.000		02/15/2030	47,407
45,000	Voorheesville, NY GO	5.000		02/15/2031	46,942
50,000	Voorheesville, NY GO	5.000		02/15/2032	51,966
50,000	Voorheesville, NY GO	5.000		02/15/2033	51,774
55,000	Voorheesville, NY GO	5.000		02/15/2034	56,777
55,000	Voorheesville, NY GO	5.000		02/15/2035	56,498
60,000	Voorheesville, NY GO	5.000		02/15/2036	61,484
60,000	Voorheesville, NY GO	5.000		02/15/2037	61,258
F10 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$370,000	Westchester County, NY IDA (Field Home)	6.500%		08/15/2022	$351,955
250,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	252,900
1,720,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750		06/01/2029	1,670,567
320,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2013	334,736
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	537,630
300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	283,743
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	8,944,371

					1,133,803,977
U.S. Possessions—35.2%
10,000,000	Guam GO1	5.000		11/15/2023	9,550,500
1,465,000	Guam GO1	5.250		11/15/2037	1,353,792
3,280,000	Guam GO1	5.400		11/15/2018	3,280,230
850,000	Guam GO1	6.750		11/15/2029	929,509
3,400,000	Guam GO1	7.000		11/15/2039	3,755,470
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	978,470
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	1,012,480
5,345,000	Guam Power Authority, Series A1	5.125		10/01/2029	5,109,927
10,100,000	Guam Power Authority, Series A1	5.250		10/01/2034	9,511,069
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	878,640
1,000,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	906,890
2,000,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,674,500
400,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	373,928
21,210,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	20,983,265
22,680,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	23,697,425
20,645,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	21,410,517
15,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	15,001
11,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	10,657,640
30,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	27,259,800
124,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.426	[3]	05/15/2050	4,945,120
4,030,000	Puerto Rico Commonwealth GO1	5.000		07/01/2027	4,001,589
4,645,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	4,679,884
12,380,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	12,462,822
1,185,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	1,193,153
F11 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$3,500,000	Puerto Rico Commonwealth GO1	5.250%		07/01/2037	$3,524,080
485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	517,383
31,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	32,028,732
50,500,000	Puerto Rico Electric Power Authority, Series UU1	1.080	[5]	07/01/2025	36,423,125
19,600,000	Puerto Rico Electric Power Authority, Series UU1	1.100	[5]	07/01/2031	14,087,500
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	350,719
15,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	14,685
1,100,000	Puerto Rico Highway & Transportation Authority, Series AA1	5.000		07/01/2035	1,079,606
7,045,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	6,888,953
2,250,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	2,234,138
13,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	13,233,550
2,500,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	2,439,825
22,000,000	Puerto Rico Highway & Transportation Authority, Series N1	0.930	[5]	07/01/2045	10,774,500
225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	228,733
5,480,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	3,837,699
12,550,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	11,772,528
38,180,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	35,649,811
725,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	759,358
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	4,170,000
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	1,195,402
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	898,876
1,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	1,342,920
105,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	105,099
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	3,775,528
1,500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	1,446,960
2,750,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	2,784,238
5,000,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	4,807,150
2,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	2,387,925
10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2022	10,034
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	815,346
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,099,170
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,111,630
F12 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,000,000	Puerto Rico Public Buildings Authority[1]	7.000%		07/01/2021	$1,093,960
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	3,402,378
1,000,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	997,060
34,995,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.250		08/01/2057	36,498,619
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[3]	08/01/2056	1,226,070
402,125,000	Puerto Rico Sales Tax Financing Corp., Series A	6.461	[3]	08/01/2054	30,400,650
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750		08/01/2057	14,182,090
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	990,290
4,080,000	University of Puerto Rico[1]	5.000		06/01/2025	4,040,383
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	5,681,423
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	1,599,785
1,000,000	University of V.I., Series A1	5.375		06/01/2034	976,560
1,700,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	1,660,101
1,485,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	1,492,942

					476,659,135

Total Investments, at Value (Cost $1,644,672,657)—118.8%					1,610,463,112
Liabilities in Excess of Other Assets—(18.8)					(255,175,141)

Net Assets—100.0%					$1,355,287,971

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Subject to a deferred-interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

7.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $18,407,623, which represents 1.36% of the Fund’s net assets. See Note 5 of accompanying Notes.
F13 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,133,803,977	$—	$1,133,803,977
U.S. Possessions	—	476,659,135	—	476,659,135

Total Assets	$—	$1,610,463,112	$—	$1,610,463,112

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome

ALIA	Alliance of Long Island Agencies

AP	Advantage Planning, Inc.

ARC	Assoc. of Retarded Citizens

CCRC	Continuing Care Retirement Community

CMA	Community Mainstreaming Associates, Inc.

COP	Certificates of Participation

CSMR	Community Services for the Mentally Retarded

DA	Dormitory Authority

DDI	Developmental Disabilities Institute

DRIVERS	Derivatives Inverse Tax Exempt Receipts

EFC	Environmental Facilities Corp.

EFLI	Epilepsy Foundation of L.I., Inc.

FREE	Family Residences and Essential Enterprises

GO	General Obligation

HAII	Homes Anew II, Inc.

HDC	Housing Devel. Corp.

HFA	Housing Finance Agency

IDA	Industrial Devel. Agency

IGHL	Independent Group Home for Living

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

L.I.	Long Island

LIHIA	Long Island Head Injury Assoc.

LIJMC	Long Island Jewish Medical Center

MTA	Metropolitan Transportation Authority

NCMRS	Nassau Community Mental Retardation Services Company

NSUH	North Shore University Hospital

NSUHGC	North Shore University Hospital at Glen Cove

NY/NJ	New York/New Jersey

NYC	New York City

NYS	New York State

NYU	New York University

PSCH	Professional Service Centers for the Handicapped, Inc.

ROLs	Residual Option Longs

SONYMA	State of New York Mortgage Agency

TASC	Tobacco Settlement Asset-Backed Bonds

TFABs	Tobacco Flexible Amortization Bonds

UDC	Urban Devel. Corp.

UVBH	United Veteran’s Beacon House

V.I.	United States Virgin Islands

WORCA	Working Organization for Retarded Children and Adults

YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets
Investments, at value (cost $1,644,672,657)—see accompanying statement of investments	$1,610,463,112
Cash	540,494
Receivables and other assets:
Interest	21,751,754
Shares of beneficial interest sold	2,881,680
Investments sold	187,086
Other	216,695

Total assets	1,636,040,821

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	229,490,000
Payable on borrowings (See Note 6)	47,900,000
Dividends	1,313,014
Shares of beneficial interest redeemed	824,430
Distribution and service plan fees	709,766
Trustees’ compensation	197,082
Transfer and shareholder servicing agent fees	38,228
Shareholder communications	36,018
Investments purchased	27,086
Interest expense on borrowings	14,290
Other	202,936

Total liabilities	280,752,850

Net Assets	$1,355,287,971

Composition of Net Assets
Par value of shares of beneficial interest	$115,563
Additional paid-in capital	1,480,599,874
Accumulated net investment income	12,825,137
Accumulated net realized loss on investments	(104,043,058)
Net unrealized depreciation on investments	(34,209,545)

Net Assets	$1,355,287,971

F15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,176,870,022 and 100,355,741 shares of beneficial interest outstanding)	$11.73
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.31

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,239,228 and 1,725,010 shares of beneficial interest outstanding)	$11.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,178,721 and 13,482,320 shares of beneficial interest outstanding)	$11.73
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest	$92,898,184

Expenses
Management fees	5,124,305
Distribution and service plan fees:
Class A	2,261,358
Class B	171,287
Class C	1,225,044
Transfer and shareholder servicing agent fees:
Class A	348,128
Class B	20,729
Class C	67,143
Shareholder communications:
Class A	64,961
Class B	3,703
Class C	11,360
Borrowing fees	5,461,008
Interest expense and fees on short-term floating rate notes issued (See Note 1)	3,414,092
Interest expense on borrowings	1,417,960
Trustees’ compensation	44,107
Custodian fees and expenses	18,855
Other	140,576

Total expenses	19,794,616
Less reduction to custodian expenses	(2,090)

Net expenses	19,792,526

Net Investment Income	73,105,658

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(83,891,599)
Net change in unrealized depreciation on investments	201,721,453

Net Increase in Net Assets Resulting from Operations	$190,935,512

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations
Net investment income	$73,105,658	$72,079,294
Net realized loss	(83,891,599)	(11,562,768)
Net change in unrealized depreciation	201,721,453	(240,934,289)

Net increase (decrease) in net assets resulting from operations	190,935,512	(180,417,763)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(58,915,419)	(58,981,189)
Class B	(936,357)	(1,075,501)
Class C	(6,795,208)	(6,361,364)

	(66,646,984)	(66,418,054)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,689,948)	34,304,971
Class B	(3,260,012)	(4,358,755)
Class C	1,950,773	5,340,254

	(27,999,187)	35,286,470

Net Assets
Total increase (decrease)	96,289,341	(211,549,347)
Beginning of period	1,258,998,630	1,470,547,977

End of period (including accumulated net investment income of $12,825,137 and $5,782,013, respectively)	$1,355,287,971	$1,258,998,630

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2009

Cash Flows from Operating Activities
Net increase in net assets from operations	$190,935,512
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(331,187,424)
Proceeds from disposition of investment securities	281,662,065
Short-term investment securities, net	93,213,607
Premium amortization	1,009,944
Discount accretion	(8,898,737)
Net realized loss on investments	83,891,599
Net change in unrealized depreciation on investments	(201,721,453)
Decrease in interest receivable	562,350
Decrease in receivable for securities sold	78,528,185
Increase in other assets	(84,618)
Decrease in payable for securities purchased	(110,904,267)
Increase in payable for accrued expenses	34,874

Net cash provided by operating activities	77,041,637

Cash Flows from Financing Activities
Proceeds from bank borrowings	494,100,000
Payments on bank borrowings	(448,200,000)
Payments on short-term floating rate notes issued	(20,060,000)
Proceeds from shares sold	243,756,196
Payments on bank overdraft	(3,961,123)
Payments on shares redeemed	(320,553,362)
Cash distributions paid	(21,582,854)

Net cash used in financing activities	(76,501,143)
Net increase in cash	540,494
Cash, beginning balance	—

Cash, ending balance	$540,494

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $44,893,112.
Cash paid for interest on bank borrowings—$1,417,132.
Cash paid for interest on short-term floating rate notes issued—$3,414,092.
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.60	$12.68	$13.22	$12.91	$12.45

Income (loss) from investment operations:
Net investment income[1]	.65	.62	.57	.61	.66
Net realized and unrealized gain (loss)	1.07	(2.13)	(.55)	.34	.49

Total from investment operations	1.72	(1.51)	.02	.95	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.57)	(.56)	(.64)	(.69)
Distributions from net realized gain	—	—	— [2]	—	—

Total dividends and/or distributions to shareholders	(.59)	(.57)	(.56)	(.64)	(.69)

Net asset value, end of period	$11.73	$10.60	$12.68	$13.22	$12.91

Total Return, at Net Asset Value[3]	17.86%	(12.31)%	0.15%	7.61%	9.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,176,870	$1,095,341	$1,275,590	$1,005,912	$659,975

Average net assets (in thousands)	$933,439	$1,244,330	$1,181,757	$824,276	$580,413

Ratios to average net assets:[4]
Net investment income	6.91%	5.13%	4.35%	4.76%	5.17%
Expenses excluding interest and fees on short-term floating rate notes issued	1.42%	0.82%	0.82%	0.90%	0.93%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.60%	0.69%	0.61%	0.43%

Total expenses	1.74%[6]	1.42%[6]	1.51%[6]	1.51%[6]	1.36%[6]

Portfolio turnover rate	22%	34%	26%	36%	8%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.61	$12.68	$13.22	$12.91	$12.45

Income (loss) from investment operations:
Net investment income[1]	.57	.52	.47	.51	.56
Net realized and unrealized gain (loss)	1.06	(2.12)	(.55)	.34	.49

Total from investment operations	1.63	(1.60)	(.08)	.85	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.47)	(.46)	(.54)	(.59)
Distributions from net realized gain	—	—	— [2]	—	—

Total dividends and/or distributions to shareholders	(.51)	(.47)	(.46)	(.54)	(.59)

Net asset value, end of period	$11.73	$10.61	$12.68	$13.22	$12.91

Total Return, at Net Asset Value[3]	16.75%	(12.96)%	(0.65)%	6.76%	8.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,239	$22,079	$30,982	$32,793	$26,680

Average net assets (in thousands)	$17,152	$27,621	$32,663	$29,544	$26,977

Ratios to average net assets:[4]
Net investment income	6.06%	4.29%	3.55%	3.99%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.28%	1.65%	1.62%	1.70%	1.71%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.60%	0.69%	0.61%	0.43%

Total expenses	2.60%	2.25%	2.31%	2.31%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.60%	2.25%	2.31%	2.30%	2.14%

Portfolio turnover rate	22%	34%	26%	36%	8%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.61	$12.68	$13.22	$12.91	$12.45

Income (loss) from investment operations:
Net investment income[1]	.58	.53	.47	.50	.55
Net realized and unrealized gain (loss)	1.06	(2.12)	(.55)	.35	.50

Total from investment operations	1.64	(1.59)	(.08)	.85	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.48)	(.46)	(.54)	(.59)
Distributions from net realized gain	—	—	— [2]	—	—

Total dividends and/or distributions to shareholders	(.52)	(.48)	(.46)	(.54)	(.59)

Net asset value, end of period	$11.73	$10.61	$12.68	$13.22	$12.91

Total Return, at Net Asset Value[3]	16.84%	(12.92)%	(0.62)%	6.78%	8.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,179	$141,579	$163,976	$106,663	$31,119

Average net assets (in thousands)	$122,746	$160,910	$142,905	$64,991	$20,347

Ratios to average net assets:[4]
Net investment income	6.14%	4.35%	3.58%	3.89%	4.32%
Expenses excluding interest and fees on short-term floating rate notes issued	2.20%	1.60%	1.59%	1.66%	1.70%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.60%	0.69%	0.61%	0.43%

Total expenses	2.52%[6]	2.20%[6]	2.28%[6]	2.27%[6]	2.13%[6]

Portfolio turnover rate	22%	34%	26%	36%	8%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free New York Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $229,490,000 as of September 30, 2009, which represents 14.03% of the Fund’s total assets.
F24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2009, municipal bond holdings with a value of $358,791,536 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $229,490,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
F25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At September 30, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$13,335,000	NY Triborough Bridge & Tunnel Authority DRIVERS	13.198%	11/15/32	$14,533,150
6,070,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	13.232	11/15/29	6,768,475
6,670,000	NYC GO DRIVERS	14.862	11/15/31	9,562,579
2,375,000	NYC GO DRIVERS	17.120	2/15/39	3,149,820
5,000,000	NYC GO ROLs[3]	16.758	8/1/21	6,896,500
2,750,000	NYC GO ROLS	17.895	3/1/26	4,042,500
3,750,000	NYC GO ROLs[3]	18.969	4/1/36	5,530,800
10,000,000	NYC Municipal Water Finance Authority DRIVERS	8.819	6/15/35	10,797,000
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	19.476	6/15/40	15,388,600
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	20.108	6/15/37	5,200,250
6,670,000	NYS DA (State Personal Income Tax Authority)	15.240	3/15/36	9,849,055
12,765,000	Port Authority NY/NJ, 3095th Series DRIVERS	13.195	12/1/34	15,162,650
11,665,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	13.739	8/1/57	13,168,619
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.369	8/1/57	4,432,090
3,995,000	SONYMA ROLs	15.920	10/1/39	4,819,448

				$129,301,536

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F14 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $117,300,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
F26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Credit Risk. The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original principal or coupon interest rates. As of September 30, 2009, securities with an aggregate market value of $3,491,563, representing 0.26% of the Fund’s net assets, were subject to these forbearance agreements. As of September 30, 2009, no interest was owed to the Fund and no principal payments were deferred under the agreements.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$14,121,351	$—	$96,139,544	$42,113,065

1.	As of September 30, 2009, the Fund had $33,182,064 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$6,750,776
2017	26,431,288

Total	$33,182,064

2.	As of September 30, 2009, the Fund had $62,957,480 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.
F27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$584,450	$584,450
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Distributions paid from:
Exempt-interest dividends	$66,072,672	$65,949,696
Ordinary income	574,312	468,358

Total	$66,646,984	$66,418,054

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,420,664,919

Gross unrealized appreciation	$84,965,896
Gross unrealized depreciation	(127,078,961)

Net unrealized depreciation	$(42,113,065)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with
F28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

respect to their benefits under the Plan. During the year ended September 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,138
Payments Made to Retired Trustees	12,272
Accumulated Liability as of September 30, 2009	124,727
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	22,542,797	$206,189,164	28,502,373	$348,444,950
Dividends and/or distributions reinvested	4,257,783	40,061,542	3,335,143	40,209,415
Redeemed	(29,742,693)	(272,940,654)	(29,146,349)	(354,349,394)

Net increase (decrease)	(2,942,113)	$(26,689,948)	2,691,167	$34,304,971

Class B
Sold	274,936	$2,585,086	367,414	$4,461,731
Dividends and/or distributions reinvested	67,585	634,762	59,300	715,789
Redeemed	(698,850)	(6,479,860)	(787,977)	(9,536,275)

Net decrease	(356,329)	$(3,260,012)	(361,263)	$(4,358,755)

Class C
Sold	3,868,691	$36,185,948	4,194,547	$51,197,643
Dividends and/or distributions reinvested	446,181	4,196,808	336,905	4,059,087
Redeemed	(4,179,183)	(38,431,983)	(4,112,864)	(49,916,476)

Net increase	135,689	$1,950,773	418,588	$5,340,254

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3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$331,187,424	$281,662,065
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $436,980 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the
F31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$1,680,219
Class C	2,077,666
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$113,888	$82,362	$50,123	$30,590
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund,
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or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.3176% as of September 30, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2009 equal 0.64% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of September 30, 2009, the Fund had borrowings outstanding at an interest rate of 0.3176%. Details of the borrowings for the year ended September 30, 2009 are as follows:

Average Daily Loan Balance	$94,494,795
Average Daily Interest Rate	1.523%
Fees Paid	$5,457,509
Interest Paid	$1,417,132
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 19, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The lawsuits naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class
F33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer AMT-Free New York Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free New York Municipals as of September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 19, 2009
F35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
None of the dividends paid by the Fund during the fiscal year ended September 30, 2009 are eligible for the corporate dividend-received deduction. 99.14% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management com- pany) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfo- lios in the OppenheimerFunds complex.
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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976- 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee and President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2005). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 33	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003- September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein Vice President (since 2007) Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $41,200 in fiscal 2009 and $41,200 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of accumulation plan, and professional services relating to FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,224 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Tax services for U.S.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,632 in fiscal 2009 and $2,369 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $221,396 in fiscal 2009 and $312,369 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer AMT — Free New York Municipals

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009